UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 3, 2008

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2008, Marsh & McLennan Companies, Inc. (“MMC”) and Marsh Inc. and their subsidiaries and affiliates entered into Amendment No. 5, dated May 16, 2008 (“Amendment No. 5”), to the Agreement, dated January 30, 2005 (as subsequently amended, the “Settlement Agreement”), among such parties, the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York.

As amended by Amendment No. 5, the Settlement Agreement provides that if MMC acquires an insurance broker or other entity (an “acquired company”) that currently accepts contingent compensation from insurers, MMC may continue to accept contingent compensation on the acquired company’s existing book of business for up to three years after the acquisition date. Amendment No. 5 does not, however, permit MMC to accept contingent compensation on new business placed by the acquired company after the acquisition date.

Amendment No. 5 further provides that MMC will make any acquired company subject to all of the other business reforms mandated by the Settlement Agreement within 180 days of the acquisition (or at the later renewal of each policy if compliance cannot be completed with regard to that policy within the 180-day period).

The foregoing description is qualified in its entirety by reference to Amendment No. 5, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

MMC has previously filed: a copy of the Settlement Agreement as Exhibit 10.1 to MMC’s Form 8-K filed January 31, 2005; a copy of Amendment No. 1 to the Settlement Agreement as Exhibit 10.3 to MMC’s Form 10-Q for the quarter ended March 31, 2005; a copy of Amendment No. 2 to the Settlement Agreement as Exhibit 10.1 to MMC’s Form 10-Q for the quarter ended September 30, 2005; a copy of Amendment No. 3 to the Settlement Agreement as Exhibit 10.1 to MMC’s Form 8-K filed August 23, 2006; and a copy of Amendment No. 4 to the Settlement Agreement as Exhibit 10.1 to MMC’s Form 8-K filed August 7, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1         Amendment No. 5, dated May 16, 2008, to the Agreement, dated January 30, 2005, as amended, among Marsh & McLennan Companies, Inc., Marsh Inc. and their subsidiaries and affiliates, the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Scott C. Budlong

Name:	Scott C. Budlong
Title:	Chief Securities & Governance Counsel,

Assistant Corporate Secretary

Date:	June 5, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amendment No. 5, dated May 16, 2008, to the Agreement, dated January 30,

2005, as amended, among Marsh & McLennan Companies, Inc., Marsh Inc. and their subsidiaries and affiliates, the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York.

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